                                                                   Exhibit 10.26

                        SECURED DEMAND PROMISSORY NOTE
                        ------------------------------


$550,000                                                   Canton, Massachusetts
                                                                   July 30, 1999

     FOR VALUE RECEIVED, the undersigned promises to pay on or before 7/30/2004 to the order of Embedded Support Tools Corporation, a Massachusetts corporation (the "Company"), at the offices of EST or at such other place as the holder of this Note may designate, the principal sum of Five hundred fifty thousand Dollars ($550,000), together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 6.19% per year until paid in full.

     The undersigned shall have the right to prepay at any time, without premium or penalty, all or any portion of the principal indebtedness evidenced by this Note, together with accrued interest on the principal so prepaid to the date of such prepayment.

     All payments hereunder shall be credited first against any costs and expenses then owed by the undersigned, next against late charges, if any, next against interest and then against the principal amount of this Note.

     No failure by the holder of this Note to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or power hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise possess.

     No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof

     This Note may not be assigned by the undersigned.

     The undersigned agrees to pay all reasonable costs and expenses incurred by the holder hereof in enforcing this Note, including, without limitation, reasonable attorneys' fees and disbursements.

     The undersigned: (i) waives presentment, demand, notice and protest, and also waives any delay on the part of the holder hereof, and (ii) assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the undersigned by the holder hereof with respect to this Note and/or any collateral given to secure this Note and/or to secure any other liability of the undersigned to the holder hereof. No extension of time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the undersigned if not a party to such agreement.

     This Note shall be binding upon the undersigned and each endorser and guarantor hereof and upon their respective heirs, successors, assigns and representatives, and shall inure to the benefit of the holder and his successors and assigns. The term the "undersigned" shall be defined as any and all persons (jointly and/or severally, singly and/or collectively) liable hereunder whether as a maker, endorser, guarantor, surety, or otherwise and whether such liability is direct or indirect, or primary or secondary.

     The undersigned's obligations under this Note are secured by a pledge of certain shares of stock of EST owned by the undersigned pursuant to a certain Pledge Agreement by and between the undersigned and EST of even date herewith.

     This Note shall be governed by the laws of The Commonwealth of Massachusetts without regard to the principles of conflicts of laws.

     Executed under seal as of the day and year first above written.


                              /s/ John T. W. Baggott
                              -------------------------------
                              Print Name:  John T. W. Baggott
                              Address:  88 Wayside Inn Road
                                        Marlborough, MA  01752

                                      -2-